                                                                    Exhibit 99.5

                               theglobe.com, inc.
                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheet of theglobe.com, inc. ("theglobe" or the "Company") and the historical balance sheet of Direct Partner Telecom, Inc. ("DPT"), giving effect to the acquisition of DPT ("the Acquisition") as if it had been consummated on March 31, 2003. The unaudited pro forma condensed combined statements of operations combine the historical consolidated statements of operations of theglobe and DPT, giving effect to the Acquisition as if it had occurred at the beginning of each period presented.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only, and are not necessarily indicative of what the Company's financial position or results of operations actually would have been had the Company completed the acquisition of DPT at the dates indicated. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the Company's financial position or results of operations at any future date or for any future period.

These pro forma condensed combined financial statements should be read in conjunction with the Company's 2002 Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003.

                               theglobe.com, inc.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 2003
                                   (UNAUDITED)

                                                    theglobe.com                             PRO FORMA            PRO FORMA
                                                        inc.              DPT               ADJUSTMENTS            COMBINED
                                                  ------------------ -------------      ----------------       ---------------
   ASSETS

Current assets:
      Cash and cash equivalents                   $      792,188     $     137,326      $       (500,000) (c)  $       429,514
      Accounts receivable, net                           916,370           106,233                                   1,022,603
      Inventory, net                                     363,703                 -                                     363,703
      Prepaid and other current assets                   278,071                 -                                     278,071
                                                  --------------     -------------      ----------------       ---------------
             Total current assets                      2,350,332           243,559              (500,000)            2,093,891
      Property and equipment, net                        171,956            44,115                                     216,071
      Advance on loan commitment                          40,000                 -                                      40,000
      Goodwill                                                 -                 -               546,153  (b)          546,153
      Intangible assets                                  164,960                 -               375,000  (b)          539,960
      Other assets                                             -           112,695                                     112,695
                                                  --------------     -------------      ----------------       ---------------
             Total assets                         $    2,727,248     $     400,369      $        421,153       $     3,548,770
                                                  ==============     =============      ================       ===============

        LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
      Accounts payable                            $      530,863     $      13,636      $                      $       544,499
      Accrued expenses                                 1,158,566            86,968               (15,069) (c)        1,230,465
      Deferred revenue                                   167,599                 -                                     167,599
      Due to stockholders                                      -           583,336              (583,336) (c)                -
      Current portion of long-term debt                   91,202                 -                                      91,202
                                                  --------------     -------------      ----------------       ---------------
             Total current liabilities                 1,948,230           683,940              (598,405)            2,033,765
Long-term debt                                            87,852                 -                98,405  (c)          186,257
                                                  --------------     -------------      ----------------       ---------------
             Total liabilities                         2,036,082           683,940              (500,000)            2,220,022
                                                  --------------     -------------      ----------------       ---------------
Stockholders' equity:
      Common stock                                        31,082            10,000                 1,375  (a)           32,457
                                                                                                 (10,000) (b)
      Preferred stock, at liquidation value              500,000                 -                                     500,000
      Additional paid-in capital                     218,860,565            (9,990)              636,207  (a)      219,496,772
                                                                                                   9,990  (b)
      Common stock (699,281 common shares)
             held in treasury at cost                   (371,458)                -                                    (371,458)
      Accumulated deficit                           (218,329,023)         (283,581)              283,581  (b)     (218,329,023)
                                                  --------------     -------------      ----------------       ---------------
             Total stockholders' equity                  691,166          (283,571)              921,153             1,328,748
                                                  --------------     -------------      ----------------       ---------------
             Total liabilities and stockholders'
                equity                            $   2,727,248      $     400,369      $        421,153       $     3,548,770
                                                  =============      =============      ================       ===============

              The accompanying notes are an integral part of these
               pro forma condensed combined financial statements.

                               theglobe.com, inc.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                                   (UNAUDITED)


                                                    theglobe.com,                          PRO FORMA            PRO FORMA
                                                        inc.                 DPT           ADJUSTMENTS          COMBINED
                                                  ---------------    ---------------    ----------------    ---------------
Revenues:
     Advertising                                  $       546,869    $             -    $              -    $       546,869
     Electronic commerce and other                      1,111,481                  -                   -          1,111,481
     Telephony services                                         -            448,957                   -            448,957
                                                  ---------------    ---------------    ----------------    ---------------
            Total revenues                              1,658,350            448,957                   -          2,107,307
Cost of revenues                                          847,238            383,700                   -          1,230,938
                                                  ---------------    ---------------    ----------------    ---------------
            Gross margin                                  811,112             65,257                   -            876,369
Operating expenses:
     Sales and marketing                                  567,338                  -                   -            567,338
     Product development                                  152,682                  -                   -            152,682
     General and administrative                           634,517            108,362              18,750 (d)        761,629
                                                  ---------------    ---------------    ----------------    ---------------
Total operating expenses                                1,354,537            108,362              18,750          1,481,649
                                                  ---------------    ---------------    ----------------    ---------------
Loss from operations                                     (543,425)           (43,105)            (18,750)          (605,280)

Interest and other income (expense), net                 (138,322)            (9,797)              8,766 (e)       (139,353)
                                                  ---------------    ---------------    ----------------    ---------------
Loss before provision for income taxes                   (681,747)           (52,902)             (9,984)          (744,633)

Provision for income taxes                                      -                  -                   -                  -
                                                  ---------------    ---------------    ----------------    ---------------
Net loss                                          $      (681,747)   $       (52,902)   $         (9,984)   $      (744,633)
                                                  ===============    ===============    ================    ===============
Basic and diluted net loss per share                                                                        $         (0.04)
                                                                                                            ===============
Weighted average basic and diluted shares outstanding                                                            33,757,293
                                                                                                            ===============



            The accompanying notes are an integral part of these pro
                 forma condensed combined financial statements.

                               theglobe.com, inc.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)


                                                   theglobe.com,                           PRO FORMA           PRO FORMA
                                                         inc.               DPT            ADJUSTMENTS         COMBINED
                                                  ---------------    ---------------     ---------------     --------------
Revenues:
     Advertising and other magazine               $     6,592,758    $             -    $              -    $     6,592,758
     Electronic commerce and other                      3,074,327                  -                   -          3,074,327
     Telephony services                                         -            524,548                   -            524,548
                                                  ---------------    ---------------    ----------------    ---------------
            Total revenues                              9,667,085            524,548                   -         10,191,633
Cost of revenues                                        5,563,010            462,312                   -          6,025,322
                                                  ---------------    ---------------    ----------------    ---------------
            Gross margin                                4,104,075             62,236                   -          4,166,311
Operating expenses:
     Sales and marketing                                3,523,226                  -                   -          3,523,226
     Product development                                  652,997                  -                   -            652,997
     General and administrative                         2,868,640            287,653              18,750 (d)      3,175,043
                                                  ---------------    ---------------    ----------------    ---------------
Total operating expenses                                7,044,863            287,653              18,750          7,351,266
                                                  ---------------    ---------------    ----------------    ---------------
Loss from operations                                   (2,940,788)          (225,417)            (18,750)        (3,184,955)

Interest and other income (expense), net                  338,127             (5,262)              4,158 (e)        337,023
                                                  ---------------    ---------------    ----------------    ---------------
Loss before provision for income taxes                 (2,602,661)          (230,679)            (14,592)        (2,847,932)

Provision for income taxes                                 12,000                  -                   -             12,000
                                                  ---------------    ---------------    ----------------    ---------------
Net loss                                          $    (2,614,661)   $      (230,679)   $        (14,592)   $    (2,859,932)
                                                  ===============    ===============    ================    ===============
Basic and diluted net loss per share                                                                        $         (0.09)
                                                                                                            ===============
Weighted average basic and diluted shares outstanding                                                            30,728,868
                                                                                                            ===============



            The accompanying notes are an integral part of these pro
                 forma condensed combined financial statements.

                               theglobe.com, inc.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1.   Description of Transaction and Basis of Presentation

          Effective May 28, 2003, theglobe acquired the assets and certain liabilities of Direct Partner Telecom, Inc. ("DPT"), a company engaged in providing Voice over the Internet telephony services internationally, in exchange for 1,375,000 shares of theglobe common stock and the issuance of warrants to acquire 500,000 shares of theglobe's common stock at an exercise price of $0.72 per share. The warrants are exercisable any time before May 23, 2013. In addition, the former shareholders of DPT may earn additional warrants to acquire up to 2,750,000 shares of theglobe common stock at an exercise price of $0.72 per share if DPT achieves certain revenue and earnings targets over approximately the next three years. The warrants will accelerate and be deemed earned in the event of a "change of control," as defined in the Agreement and Plan of Merger.

          Simultaneously with the acquisition, DPT was merged with a newly formed wholly owned subsidiary of theglobe, DPT Acquisition, Inc.

          In addition, theglobe agreed to repay obligations to certain of the former shareholders of DPT totaling $600,000 immediately after the closing of the transaction. Settlement consisted of a cash payment of $500,000 and the issuance of $100,000 of promissory notes with a two year maturity.

          As part of the acquisition, theglobe entered into an employment agreement with the Chief Executive Officer of DPT. The term of the agreement is one year and automatically renews for an additional year at expiration. The agreement also contains certain non-compete provisions for a period of three years following the termination of the Chief Executive Officer of DPT.

NOTE 2.  Pro Forma Adjustments

          Adjustments included in the column under the heading "Pro Forma Adjustments" include the following:

          (a) To reflect the issuance of 1,375,000 shares of theglobe common stock and warrants to acquire 500,000 shares of theglobe common stock to acquire DPT.

          (b) Allocation of the $638,000 purchase price to the fair value of the net assets acquired of DPT.

          (c) To reflect the settlement of obligations due to the former shareholders of DPT.

          (d) To record the amortization of the intangible asset recorded as a result of the non-compete provisions included in the employment agreement with the Chief Executive Officer of DPT.

          (e) To reverse interest expense associated with the obligations to the former shareholders of DPT and record interest expense under the provisions of the promissory notes issued immediately after the closing of the acquisition of DPT.